UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2010

AVI BioPharma, Inc.

(Exact name of registrant as specified in its charter)

Oregon	001-14895	93-0797222
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

3450 Monte Villa Parkway, Suite 101
Bothell, WA 98021
(Address of principal executive offices, including zip code)

(425) 354-5038
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 15, 2010, AVI BioPharma, Inc. issued a press release announcing the results of a recently completed clinical trial of its product candidate, AVI-4658, for the treatment of Duchenne Muscular Dystrophy (DMD).  The text of the press release is included as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description
99.1	Press Release dated October 15, 2010 announcing results of clinical trial of AVI-4658.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVI BioPharma, Inc.

By:	/s/ J. David Boyle II
J. David Boyle II
Interim President and Chief Executive Officer, and Senior Vice President and Chief Financial Officer

Date: October 16, 2010

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated October 15, 2010 announcing results of clinical trial of AVI-4658.